Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Octane Lending, Inc. 116 W 32nd Street, 9th Floor New York, New York 10001

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of powersport loans in connection with the proposed offering of Octane Receivables Trust 2024-2, Asset Backed Notes. Octane Lending, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein)

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Truist Securities, Inc., ATLAS SP Partners, L.P., ATLAS SP Securities, a division of Apollo Global Securities, LLC, J.P. Morgan Securities LLC, and Mizuho Securities USA LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 21, 2024, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business April 30, 2024, with respect to 15,675 powersport loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 175 powersport loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the powersport loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (for informational purpose only)

2.      Contract date

3.      Original amount financed

4.      Original term to maturity

5.      Annual percentage rate (APR)

6.      Original monthly P&I payment

7.      Co-Borrower yes/no

8.      Vehicle manufacturer

9. Model year 10. Model type 11. Vehicle type 12. FICO score 13. Credit tier 14. Current maturity date 15. State (customer) 16. Original maturity date

We compared Characteristics 2. through 9. to the corresponding information set forth on, or derived from, the Installment Sales Contract (the “Contract”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristic 10. to the corresponding information set forth on the Servicing System and the Contract or the “Buyer’s Order.”

We compared Characteristic 11. to the corresponding information set forth on the Servicing System and the Contract or the Title Certificate, Application for Title or Guarantee of Title, Manufacturer’s Statement of Origin, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Lien and Title Information Title Report, Octane Lending Admin Screen shot or other related correspondence (collectively, the “Title Certificate”).

We compared Characteristics 12. through 15. to the corresponding information set forth on or derived from the Servicing System.

With respect to Characteristic 16., we recomputed the original maturity date by adding (i) the original term to maturity to (ii) the contract date (each as set forth on the Contract). We compared such recomputed information to the corresponding original maturity date set forth on the Statistical Loan File.

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 2., 14. and 16., differences of 15 days or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 13., for each Sample Loan that included a decimal within the credit tier set forth on the Statistical Loan File, we compared the credit tier excluding the decimal (as set forth on the Statistical Loan File) to the corresponding information set forth on the Servicing System.

The loan documents described above, including any information obtained from the Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the powersport loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the powersport loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 10, 2024